UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

LEADER CAPITAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-221548	47-1100063
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2708-09, Metropolis Tower, 10 Metropolis Drive, Hung Hom, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3487 6378

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Changes in Registrant’s Certifying Accountant.

Former Independent Registered Public Accounting Firm

On September 25, 2019, the board of directors of Leader Capital Holdings Corp. (the “Company”) decided to dismiss TAAD, LLP (the “Former Accounting Firm”) as its independent registered public accounting firm, effectively immediately.

(a)	The audit reports of the Former Accounting Firm on the Company’s financial statements as of and for the years ended August 31, 2017 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports included an explanatory paragraph that described factors that raised substantial doubt about the Company’s ability to continue as a going concern.

(b)	In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended August 31, 2017 and 2018, and in the subsequent interim period through September 25, 2019, there were no disagreements with the Former Accounting Firm on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference to the matter in their report.

(c)	There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K during the two fiscal years ended August 31, 2017 and 2018 or in the subsequent period through September 25, 2019.

(d)	The Company has provided a copy of the foregoing disclosures to the Former Accounting Firm and requested a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) indicating whether or not it agrees with such disclosures or stating the reasons in which it does not agree. A copy of the letter, dated September 25, 2019 is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

On September 25, 2019, in connection with the dismissal of the Former Accounting Firm, the board of directors of the Company approved the appointment of Centurion ZD CPA & Co (“Centurion”) as the Company’s independent registered public accounting firm, effective immediately.

During the years ended August 31, 2018 and 2017, and through September 25, 2019, neither the Company nor anyone on its behalf consulted Centurion regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or on the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company that Centurion concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements And Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from TAAD, LLP dated September 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEADER CAPITAL HOLDINGS CORP.

Date: September 27, 2019	By:	/s/ Lin Yi-Hsiu
Lin Yi-Hsiu Chief Executive Officer, President, Treasurer Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)